Arbitral Award Settlement and Associated Mining Data Sale:	9 Months Ended
Sep. 30, 2016
Arbitral Award Settlement and Associated Mining Data Sale: [Abstract]
Arbitral Award Settlement and Associated Mining Data Sale:

Note 3.      Arbitral Award Settlement and Associated Mining Data Sale:

In October 2009, we initiated a claim (the "Brisas Arbitration") under the additional facility rules of the International Centre for the Settlement of Investment Disputes ("ICSID") of the World Bank to obtain compensation for the losses caused by the actions of Venezuela that terminated the Brisas Project in violation of the terms of the Treaty between the Government of Canada and the Government of Venezuela for the Promotion and Protection of Investments (the "Canada-Venezuela BIT"). (Gold Reserve Inc. v. Bolivarian Republic of Venezuela (ICSID Case No. ARB(AF)/09/1)).

On September 22, 2014, the ICSID Tribunal unanimously awarded us an Arbitral Award (the “Award”) totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually. Since the Award was issued, we have diligently pursued enforcement and collection of the Award in France, England, Luxembourg and the United States.

On July 17, 2016, we signed a settlement agreement with Venezuela which contemplated payment of the Award, including interest, of approximately $770 million in respect of the Brisas project and the acquisition of our Mining Data by Venezuela for $240 million, the first payment being due on or before October 31, 2016.

On November 4, 2016, we executed an amendment to the settlement agreement (the “Settlement Agreement”) previously entered into with Venezuela whereby the parties agreed to revise the payment schedule (including the timing of our temporary suspension of the enforcement of the Award). The payments for the Award and Mining Data are contingent upon Venezuela obtaining the necessary financing. Management has determined that a contingent gain would not be recognizable prior to such financing being obtained. (See Note 13, Subsequent Event).

Obligations related to the collection of the Award

We have outstanding CVRs which entitle each holder that participated in the note restructuring completed in 2012 to receive, net of certain deductions (including income tax calculation and the payment of our then current obligations), a pro rata portion of a maximum aggregate amount of 5.468% calculated on the proceeds actually received by us with respect to the Arbitral Award and/or the disposition of the Mining Data related to the development of the Brisas Project.

The Board of Directors (the "Board") approved a Bonus Pool Plan (the "Bonus Plan") in May 2012, which is intended to compensate the participants, including executive officers, employees, directors and consultants, for their past and future contributions including their efforts related to the development of the Brisas Project, execution of the Brisas Arbitration and the collection of an award and/or sale of the Mining Data. The bonus pool under the Bonus Plan will generally be comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes multiplied by 1% of the first $200 million and 5% thereafter. Participation in the Bonus Plan vests upon the participant's selection by the Committee of independent directors, subject to voluntary termination of employment or termination for cause.

We also maintain the Gold Reserve Director and Employee Retention Plan (See Note 10).  Units (the "Retention Units") granted under the plan become fully vested and payable upon: (1) collection of proceeds from the Arbitral Award and/or sale of the Mining Data and we notify our shareholders that we will distribute a substantial majority of the proceeds to them or, (2) the event of a change of control. We currently do not accrue a liability for the Bonus or Retention Plan as events required for payment under the Plans have not yet occurred.

Subject to applicable regulatory requirements regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the Award and/or sale of the Mining Data including payments pursuant to the terms of the Convertible Notes (if not otherwise converted), Interest Notes, CVRs, Bonus Plan and Retention Plan (all as defined herein), contingent legal fees of approximately $1.8 million which will become payable upon the collection of the Award or undertakings made to a court of law, our current plans are to distribute to our shareholders, in the most cost efficient manner, a substantial majority of any net proceeds.